                       NOTICE OF GUARANTEED DELIVERY FOR
                             RSL COMMUNICATIONS PLC


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of RSL Communications PLC (the "Issuer") made pursuant to the
Prospectus, dated                , 1999 (the "Prospectus"), if certificates for
old 9 7/8% notes of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below.


             Delivery To: The Chase Manhattan Bank, Exchange Agent

              By Mail:                       Facsimile Transmission                       By Hand:
      The Chase Manhattan Bank                      Number:                       The Chase Manhattan Bank
       Global Trust Services                   (212) 946-8161/62                   Global Trust Services
        450 West 33rd Street                                                        450 West 33rd Street
             15th Floor                                                                  15th Floor
         New York, NY 10001                  Confirm by Telephone:                   New York, NY 10001
      Attn: Robert S. Peschler                   (212) 946-3084                   Attn: Robert S. Peschler
      Assistant Vice President                                                    Assistant Vice President

                             By Overnight Courier:
                            The Chase Manhattan Bank
                             Global Trust Services
                              450 West 33rd Street
                                   15th Floor
                               New York, NY 10001
                            Attn: Robert S. Peschler
                            Assistant Vice President

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of old 9 7/8% notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.



Principal Amount of old 9 7/8% notes Tendered:*

US$                                                     If old 9 7/8% notes will be delivered by book-entry
Certificate Nos. (if available):                        transfer to The Depository Trust Company provide
                                                        account number.
Total Principal Amount Represented by
  old 9 7/8% notes Certificate(s):

US$                                                     Account Number






------------------

* Must be in denominations of principal amount at maturity of US$1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

X  ________________________________________________      ___________
   Signature(s) of Owner(s) or Authorized Signatory         Date

Area Code and Telephone Number:  ___________________________________

     Must be signed by the holder(s) of old 9 7/8% notes as their name(s) appear(s) on certificates for old 9 7/8% notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      ___________________________________________________
              ___________________________________________________
              ___________________________________________________
              ___________________________________________________

Capacity:     ___________________________________________________
Address(es):  ___________________________________________________
              ___________________________________________________
              ___________________________________________________


                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of old 9 7/8% notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such old 9 7/8% notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

------------------------------------------------------  ------------------------------------------------------
                     Name of Firm                                        Authorized Signature

------------------------------------------------------  ------------------------------------------------------
                       Address                                                  Title

------------------------------------------------------  Name: ----------------------------------------------
                                             Zip Code                   (Please Type or Print)

Area Code and Tel. No. --------------------------       Dated: ----------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD 9 7/8% NOTES WITH THIS FORM. CERTIFICATES FOR OLD 9 7/8% NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.